EXHIBIT 10.2

              FOURTH AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS

         THIS FOURTH AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS, dated as of March 29, 1996 (this "Fourth Amendment"), is made by and between

         BROTHERS GOURMET COFFEES, INC., a Delaware corporation with its principal offices in Boca Raton, Florida (the "Borrower"); and

         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with its principal offices in Charlotte, North Carolina ("First Union"), in its capacity as a lender under the Loan Agreement described below together with the other financial institutions now or hereafter set forth on ANNEX 1 to the Loan Agreement (collectively, the "Lenders"); FIRST UNION, as Agent for the Lenders to the extent described in ARTICLE XII of the Loan Agreement (in such capacity, the "Agent"); and

         FIRST UNION, as issuing bank for the letters of credit to be issued pursuant to the Loan Agreement (in such capacity, the "Issuing Bank").

                                    RECITALS

         A. Pursuant to a Loan Agreement dated as of December 16, 1993, by and between the Borrower, the Lenders, the Agent and the Issuing Bank (as amended hereby, by the First Amendment to Loan Agreement dated as of December 22, 1993, the Second Amendment to Loan Agreement and Loan Documents dated as of May 1, 1995, the Third Amendment to Loan Agreement and Loan Documents dated as of September 26, 1995 (the "Third Amendment") and as otherwise amended, restated, renewed, extended, modified, supplemented or replaced from time to time, the "Loan Agreement"), the Lenders established in favor of the Borrower a revolving credit facility in the initial amount of up to $43,000,000 (which was increased to $53,000,000 in accordance with the Third Amendment), and agreed to make Revolving Loans pursuant thereto. The Revolving Loans are secured by a first priority lien on certain Collateral pledged by the Borrower Affiliates. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Loan Agreement.

         B. The Revolving Loans mature on March 31, 1996. The Borrower has requested that the Lenders extend the maturity date, and the Lenders have so agreed on the terms and conditions set forth herein.

         C. To so extend the facility, it is necessary for the parties to enter into this Fourth Amendment and to execute the other documents contemplated hereby.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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                                    ARTICLE I
                          AMENDMENTS TO LOAN AGREEMENT

         1.1. NEW DEFINITIONS. The following defined terms are hereby added to the Loan Agreement:

         "Fourth Amendment" shall mean the Fourth Amendment to Loan Agreement and Loan Documents, dated March 29, 1996, between the Borrower, the Lenders, the Agent and the Issuing Bank.

         "Fourth Amendment Closing Date" shall mean March 29, 1996.

         "Lease Settlement Costs" shall mean the costs incurred by any Borrower Affiliate in the termination or "buying out" of any leases for "dark" or unbuilt retail locations.

         "Stockholders Equity" shall mean, for any Person at any time, the stockholders equity of such Person at such time determined in accordance with Generally Accepted Accounting Principles.

         1.2. REVISED DEFINITIONS. The following terms defined in the Loan Agreement are hereby amended as follows:

         "Net Cash Proceeds" shall be amended to include, in clause (a) thereof, any Lease Settlement Costs associated with such Prepayment Event.

         "Revolving Loan Termination Date" shall mean the earliest of (i) June 28, 1996,; (ii) the date of termination by the Required Lenders after the occurrence and during the continuance of an Event of Default; (iii) such date of termination as is mutually agreed upon by the Lenders and the Borrower; and (iv) the date after all Obligations have been paid in full and the Lenders are no longer obligated to make Advances or Revolving Loans hereunder.

         "Tranche A Revolving Credit Commitment" shall mean, at any time for any Lender, the amount set forth opposite such Lender's name on ANNEX 1 to the Fourth Amendment under the heading "Tranche A Revolving Credit Commitment," as such amount may be reduced from time to time pursuant to the terms of this Agreement.

         "Loan Documents" shall be deemed to include the Fourth Amendment.

         1.3. REDUCTION IN REVOLVING LINE OF CREDIT. The maximum principal amount available to the Borrower under the Revolving Line of Credit pursuant to ARTICLE II of the Loan Agreement shall be decreased to $13,500,000, consisting of a total Tranche A Revolving Credit Commitment of $13,500,000. All references in the Loan Agreement to $53,000,000, $43,000,000 or $40,000,000 as the maximum amount available under the Revolving Line of Credit shall be deemed to be $13,500,000, which shall be deemed to be the "Total Revolving Credit Commitment." All Tranche A Revolving Loans made to the Borrower under the Revolving Line of Credit as reduced hereby shall continue to be considered Revolving Loans under the Loan Agreement, and all provisions in the Loan Agreement applicable to the Revolving Line of Credit shall be applicable to such loans, except as otherwise specifically provided herein. The parties acknowledge that all Tranche B Revolving Loans have previously been repaid in full and that the Tranche B Revolving Credit Commitment has previously been terminated. Accordingly, all references in the Loan Agreement to Tranche B Revolving Loans, the Tranche B Revolving Credit Commitment, the Tranche B Base Rate, the Tranche B Facility Fee, and the Tranche B Revolving Credit

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Note shall be deemed to be deleted from the Loan Agreement. Otherwise, the terms of ARTICLE II of the Loan Agreement shall remain unchanged, except as follows.

         (a) SECTION 2.6 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

         2.6 REVOLVING LINE OF CREDIT FACILITY FEE. During the term of the Revolving Line of Credit, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a facility fee at the rate of (i) three-eights of one percent (0.375%) per annum on the average daily undisbursed portion of the total Tranche A Revolving Credit Commitments. Such facility fee shall accrue from and include the date hereof to and including the Revolving Loan Termination Date and shall be payable (a) on the last Business Day of each fiscal quarter of the Borrower, and (b) on the Revolving Loan Termination Date.

           (b) SECTION 2.8 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

           2.8 USE OF PROCEEDS. The proceeds of the Revolving Loans will be used by the Borrower solely to provide for working capital for, and for the general corporate purposes of, the Borrower and its Subsidiaries.

           1.4. PREPAYMENTS; COMMITMENT REDUCTIONS. The Borrower confirms that, as contemplated by SECTIONS 2.4(D) and 2.5(C) of the Loan Agreement (specifically, as amended by the Third Amendment), (i) the Borrower will prepay the Tranche A Revolving Loans in part in amounts equal to any Net Cash Proceeds received at any time and from time to time, immediately upon receipt of any such Net Cash Proceeds, and (ii) all such prepayments shall reduce the Tranche A Commitments of the Lenders.

           1.5. REVOLVING CREDIT COMMITMENT. ANNEX 1 to the Loan Agreement is hereby deleted in its entirety and is replaced by ANNEX 1 attached to the Fourth Amendment.

           1.6. COVENANT AMENDMENTS. The following provisions under ARTICLE VIII are hereby amended as follows:

           (a) CAPITAL EXPENDITURES. SECTION 8.7 is hereby deleted in its entirety and is replaced with the following:

                              8.7 CAPITAL EXPENDITURES. Make or incur any
                    Capital Expenditures, except that the Borrower may make Capital Expenditures in connection with its wholesale business not to exceed $1,000,000 in the aggregate for the period from the Fourth Amendment Closing Date through the Revolving Loan Termination Date (it being understood that any Lease Settlement Costs shall not be counted as Capital Expenditures for purposes of this restriction).

           (b) OTHER FINANCIAL COVENANTS. The texts of SECTIONS 8.8, 8.9 and 8.10 are hereby deleted in their entirety (the texts of SECTIONS 8.9 and 8.10 being replaced with the statement "This Section Intentionally Left Blank"), and SECTION 8.8 is hereby replaced with the following:

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                              8.8 STOCKHOLDERS EQUITY. Permit the Stockholders
                    Equity of the Borrower and its Subsidiaries on a consolidated basis to be less than $65,000,000 at any time (to be calculated monthly and reported to the Lenders pursuant to SECTION 7.3(A)).

           (c) NEW LEASES. SECTION 8.22 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

                              8.22 NEW LEASES. Enter into any new leases for or
                    undertake construction of or otherwise commit capital to any real property or improvements thereon (except for repairs in the ordinary course of business), it being understood that any Lease Settlement Costs shall not be restricted for purposes of this provision.

                                   ARTICLE II
                            LOAN DOCUMENT AMENDMENTS

           2.1.  GENERAL AMENDMENTS TO DOCUMENTS. The parties hereby agree that:

                    (i) Any reference herein or in any of the Loan Documents to the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement or such other Loan Document as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, and as it may be further amended, modified, restated or supplemented from time to time.

                    (ii) Any reference herein or in any of the Loan Documents to the Loan Documents shall be deemed to include the documents delivered to the Lenders pursuant to ARTICLE IV of this Fourth Amendment, as such documents may be further amended, modified, restated or supplemented from time to time.

                    (iii) As used in any of the Loan Documents, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean such Loan Document after amendment by this Fourth Amendment.

                                   ARTICLE III
                                      FEES

           3.1. EXTENSION FEE. The Borrower shall pay to the Lenders, in consideration of the Lenders' agreement to the foregoing, an extension fee equal to the sum of $270,000, which amount shall be due and payable on the Fourth Amendment Closing Date.

                                   ARTICLE IV
                         CLOSING; CONDITIONS TO CLOSING

           4.1. CLOSING. The closing of the transactions described herein shall take place upon the full execution of this Fourth Amendment on the Fourth Amendment Closing Date.

                                       -4-


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           4.2. CONDITIONS TO CLOSING. The obligations of the Agent and the
Lenders to enter into this Fourth Amendment and to extend credit under the terms of the Loan Agreement, as amended hereby, are subject to the satisfaction of all of the following conditions precedent:

                     (a) LOAN DOCUMENTS. The following documents shall have been duly authorized, executed and delivered by the Borrower Affiliate that is a party thereto, shall be in form and substance satisfactory to the Agent, no default shall exist thereunder and the Agent shall have received a fully executed copy thereof:

                             (1)    This Fourth Amendment;

                             (2) A consent to this Fourth Amendment, in form and substance reasonably satisfactory to the Lenders, from each of the Subsidiaries that is a party to any Subsidiary Guaranty Document;

                             (3) A warrant providing for the purchase of the Class B Common Stock of the Borrower substantially in the form of EXHIBIT A to this Fourth Amendment;

                             (4) A certificate of each of the chief executive officer and chief financial officer of the Borrower to the effect that the representations and warranties of the Borrower contained herein and in the Loan Agreement are true and correct as of the date hereof, except insofar as any such representation or warranty relates solely to a prior date and except as detailed in such certificates;

                             (5)    A certificate of the secretary or an
                                    assistant secretary of each of the Borrower and any Subsidiary that is a party to any the Subsidiary Guaranty Document regarding corporate resolutions (for the Borrower's secretary's certificate only) and incumbency of officers of such Borrower Affiliate; and

                             (6) All documents, financing statements and other filings or recordations necessary to perfect or continue the perfection of the security interests of the Agent, for the benefit of the Lenders, in the Collateral.

                  (b) OTHER CLOSING DOCUMENTS. The Agent shall also have received copies of the following, each of which shall be in form and substance satisfactory to the Agent:

                             (1) Consents of all parties required for the transactions contemplated by this Fourth Amendment; and

                             (2) A legal opinion from Ballard Spahr Andrews & Ingersoll, counsel to the Borrower Affiliates.

                  (c) OTHER DOCUMENTS. The Agent shall have received such other documents, certificates and opinions as the Agent may reasonably request in connection with this Fourth Amendment, each in form and substance satisfactory to the Agent.

                  (d) FEE. The Lenders shall have received the fee referred to in SECTION 3.1 hereof.

                                       -5-


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                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that:

         5.1. COMPLIANCE WITH LOAN AGREEMENT. After giving effect to this Fourth Amendment, the Borrower is in compliance with all terms and provisions set forth in the Loan Agreement to be observed or performed by it except as set forth in EXHIBIT B to this Fourth Amendment, which exhibit sets forth certain violations which the Lenders hereby waive as of the date hereof. Borrower acknowledges that such waiver is limited specifically to the violations listed in such exhibit, and that such waiver does not constitute a waiver of any subsequent violations of these or any other provisions of the Loan Agreement or Loan Documents.

         5.2. REPRESENTATIONS IN LOAN AGREEMENT. After giving effect to this Fourth Amendment, the representations and warranties of the Borrowers set forth in the Loan Agreement are true and correct in all material respects as of the date hereof, except insofar as any such representation or warranty relates solely to a prior date and except as set forth in the certificates delivered pursuant to SECTION 4.2(A)(4) of this Fourth Amendment.

         5.3. NO EVENT OF DEFAULT. No Event of Default, nor any event that upon notice, lapse of time or both would become an Event of Default, has occurred and is continuing, except as set forth in EXHIBIT B to this Fourth Amendment.

         5.4. CONTINUING SECURITY INTERESTS. All Loans and advances by the Lenders to the Borrower under the Loan Agreement continue to be secured by the security interest of the Agent, for the benefit of the Lenders, in all of the Collateral granted under the Loan Agreement or other Loan Documents, and nothing herein will affect the validity, perfection or enforceability of such security interests.

                                   ARTICLE VI
                                     GENERAL

         6.1. FULL FORCE AND EFFECT. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

         6.2. APPLICABLE LAW. This Fourth Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         6.3. COUNTERPARTS. This Fourth Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         6.4. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, all reasonable attorneys' fees.

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         6.5. RELEASE. The Borrower hereby releases and discharges the Agent and each of the Lenders, their directors, officers, agents, and employees, from any and all causes of action, suits, claims, demands, liabilities and obligations whatsoever, in law or in equity, whether the same are now known or unknown or whether the facts on which the same are based are now known or unknown, which they ever had, now have or hereafter may have by reason of any matter, act or omission whatsoever occurring on or before the date of this Fourth Amendment, except for any claims arising out of any wanton or willful misconduct or gross negligence on the part of the Agent or any Lender.

         6.6. FURTHER ASSURANCE. The Borrower shall execute and deliver to the Agent such documents, certificates and opinions as the Agent may reasonably request to effect the amendment contemplated by this Fourth Amendment and to continue the existence, perfection and first priority of the Agent's security interests in the Collateral.

         6.7. HEADINGS. The headings of this Fourth Amendment are for the purposes of reference only and shall not affect the construction of this Fourth Amendment.

         6.8. FINAL AGREEMENT. This Fourth Amendment, together with the Loan Agreement and the other Loan Documents, is the final expression of the agreement between the Borrower and the Lenders relating to the subject matter thereof, and may not be contradicted by evidence of any prior or contemporaneous oral agreement between the Lenders and the Borrower.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.

                                        BROTHERS GOURMET COFFEES, INC.

                                        By: /s/ DONALD D. BREEN
                                            ------------------------------------
                                            Donald D. Breen, President

                                        FIRST UNION NATIONAL BANK
                                        OF NORTH CAROLINA, AS AGENT

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: SVP

                                        FIRST UNION NATIONAL BANK
                                        OF NORTH CAROLINA, AS LENDER

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: SVP

                                        FIRST UNION NATIONAL BANK
                                        OF NORTH CAROLINA, AS ISSUING BANK

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: SVP

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                               CONSENT AND WAIVER

The undersigned, as guarantors of the Obligations of Brothers Gourmet Coffees, Inc. (the "Company") under the Loan Agreement, dated as of December 16, 1993, between the Company and First Union National Bank of North Carolina (in its capacity as Lender, Agent and Issuing Bank), as amended (the "Loan Agreement"), hereby consent to the foregoing Fourth Amendment to Loan Agreement and Loan Documents and further waive any defense to their guaranty liability occasioned by such amendment. Such consent and waiver is made as of the date and year first written above.

                                      BROTHERS RETAIL CORPORATION

                                      By: /s/ DONALD D. BREEN
                                          --------------------------------------
                                          Donald D. Breen, President


                                      BROTHERS COFFEE BARS, INC.

                                      By: /s/ DONALD D. BREEN
                                          --------------------------------------
                                          Donald D. Breen, President


                                      MARYLAND CLUB FOODS, INC.

                                      By: /s/ DONALD D. BREEN
                                          --------------------------------------
                                          Donald D. Breen, President


                                      BROTHERS RUNWAY COMPANY

                                      By: /s/ DONALD D. BREEN
                                          --------------------------------------
                                          Donald D. Breen, President


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